UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025 (November 3, 2025)

TCW Steel City Senior Lending BDC

(Exact name of registrant as specified in its charter)

Delaware	000-56771	33-1515587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 51st Floor Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 936-2275

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

TCW Steel City Senior Lending BDC is providing the disclosure contained in this Current Report on Form 8-K to announce the completion of the Company’s conversion (the “Conversion”) from a Delaware limited partnership named TCW Steel City Perpetual Levered Fund LP (the “LP”) to a Delaware statutory trust named TCW Steel City Senior Lending BDC (the “Trust”), effective November 3, 2025 (the “Effective Date”). References to the “Company” in this Current Report on Form 8-K mean (i) prior to the Effective Date, the LP and (ii) following the Effective Date, the Trust.

Item 3.03. Material Modifications to the Rights of Security Holders.

Concurrent with the filing of the certificate of conversion (the “Certificate of Conversion”) and upon the written consent of the General Partner of the LP (the “GP Consent”) approving the conversion to a Delaware statutory trust, pursuant to the amended and restated limited partnership agreement of the LP, the Company filed the certificate of trust (the “Certificate of Trust”) with the Secretary of State of the State of Delaware that became effective on the Effective Date. The Bylaws and Declaration of Trust, filed with this Current Report on Form 8-K pursuant to Item 5.03 below (the “Bylaws”) also became effective on the Effective Date. The Bylaws and Declaration of Trust provide the Company’s holders of Class I common shares (the “Common Shares”) following the Conversion with substantially consistent, to the extent applicable, rights and obligations that the Company’s limited partners had under the amended and restated limited partnership agreement of the LP prior to the Conversion. Following the Conversion, the holders of shares of Common Shares are entitled to vote on various matters as set forth in the Declaration of Trust, including the election of the trustees of the Company. Holders of Common Shares are entitled to one vote per Common Share. To the extent applicable, the disclosures set forth in (i) Item 5.03 below and (iii) Item 8.01 below are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2025, to implement the Conversion, the LP approved the Conversion by executing the GP Consent pursuant to the amended and restated limited partnership agreement of the LP, and filed with the Secretary of State of the State of Delaware a Certificate of Trust.

On the Effective Date, the LP converted to the Trust pursuant to the GP Consent and the amended and restated limited partnership agreement of the LP, and the Certificate of Trust, Bylaws and Declaration of Trust of the Trust became effective. The full text of the Certificate of Conversion, Certificate of Trust, Bylaws and Declaration of Trust are filed herewith as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust is a successor registrant to the LP and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Common Shares of the BDC, as the successor registrant to the LP, are deemed to be registered under Section 12(g) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

3.1	Certificate of Conversion

3.2	Certificate of Trust

3.3	Bylaws

3.4	Declaration of Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2025	TCW Steel City Senior Lending BDC

/s/ Andrew Kim
Andrew Kim
Chief Financial Officer and Treasurer